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                                                                     EXHIBIT 4.2

COMMON STOCK                                                        COMMON STOCK



                     [LOGO]       DOCUMENT SCIENCES
                                C O R P O R A T I O N



INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                         CUSIP

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
                          DOCUMENT SCIENCES CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]

/s/ Barbara Amantea                                            /s/ Tony N. Domit
     SECRETARY                                                      PRESIDENT
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         The Corporation is authorized to issue Common Stock and Preferred
Stock. The Board of Directors of the Corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of Preferred Stock.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and a statement of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM --        as tenants in common                        UNIF GIFT MIN ACT-- ______________ Custodian _____________
                                                                                               (Cust)                  (Minor)
         TEN ENT --        as tenants by the entireties                under Uniform Gifts to Minors
                                                                       Act ______________________________________________________
         JT TEN  --        as joint tenants with right of                                      (State)
                           survivorship and not as tenants             UNIF TRF MIN ACT-- ____________ Custodian (until age _____)
                           in common                                                         (Cust)
                                                                                          ____________ under Uniform Transfers
                                                                                            (Minor)
                                                                                          to Minors Act  _________________________
                                                                                                                 (State)




     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                        X ______________________________________

                                        X ______________________________________

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By __________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.